INTERNATIONAL LICENCE AND DISTRIBUTION AGREEMENT
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This  INTERNATIONAL LIVENSE AND DISTRIBUTION AGREEMENT (the "Agreement") is made
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and entered into up on the 25th day of July, 2001 (the "Effective Date"), by and
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between  VIVENDI  UNIVERSAL  INTERACTIVE  PUBLISHING NORTH AMERICA, INC. and its
direct and indirect subsidiaries, with its principal place of business at 6080 Center Drive, 10th Floor, Los Angeles, CA 90045 ("COMPANY"), and STAR E MEDIA
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CORPORATION,  a  California corporation, with its principal place of business at
188  Technology  Dr.,  Suite  B,  Irvine,  CA  92618  ("DISTRIBUTOR").
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                                    RECITALS
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WHEREAS,  COMPANY  publishes and distributes certain computer software products, including  the  products  listed  in  Exhibit  A  hereto;  and

WHEREAS,  COMPANY  desires  to  distribute  its  products in a world market; and

WHEREAS, DISTRIBUTOR has expressed an interest in localizing, and acting as an independent DISTRIBUTOR of, certain COMPANY products pursuant to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and agreements hereinafter set forth, COMPANY and DISTRIBUTOR agree as follows:

1.     DEFINITIONS.   Whenever used in this Agreement, the following terms shall
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have  the  following  specified  meanings:

(a)     "COMPANY  Software" means computer software programs (including programs
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intended  for demonstration or tutorial purposes) produced and/or distributes by
COMPANY and identified in the attached Exhibit A, as Exhibit A may be modified or amended from time to time, and any and all improvements, corrections, modifications, updates, enhancements and new releases related thereto, but specifically excluding sequel products.

(b)     "COMPANY  Documentation" means any and all manuals, specifications, user
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guides  no  other  documentation  regarding  the  COMPANY  Software.

(c)     "COMPANY  Products"  means  COMPANY  Software packaged together with the
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appropriate  COMPANY  Documentation.

(d)     "Distribution  Term"  means  the  time  period set forth in the attached
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Exhibit  A,  as  Exhibit  A may be modified or amended from time to time, during which DISTRIBUTOR has the right to distribute the enumerated Localized COMPANY Products, as that terms is defined hereinbelow, in the Territory.

(e)     "Territory"  means  only  the  countries  listed  in  Exhibit A attached
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hereto, but only as their political borders exist on the date of this Agreement.
The Territory excludes foreign countries' embassies, and foreign military and governmental installations, located within the territory.

(f)     "Localization"  means  the  modification of COMPANY Software and COMPANY
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Documentation  to  meet  the  needs  of  the  non-English-speaking  users in the
Territory. This may include code changes, additions and alterations to the feature set, changes in the data or new art with the intent to provide more culturally acceptable COMPANY Products.

(g)     "Localized  COMPANY Products" means COMPANY Software after Localization,
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together  with  the  appropriate localized COMPANY Documentation and preapproved collateral materials, contained in COMPANY-approved localized packaging for DISTRIBUTOR's Territory.

(h)     "End-User"  means  an  individual  or  entity  which purchases Localized
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COMPANY  Products  for  its  own  use,  and  not  for  redistribution.

(i)     "Dealer"  means  an  entity  which,  as  authorized hereunder, purchases
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Localized  COMPANY  Products  and  resells  them  to  End-Users.

(j)     "EULA"  means COMPANY's standard form end-user license agreement, a copy
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of  which  is  included in COMPANY Documentation for, and/or displays on certain screens and as part of the installation of, all COMPANY Software, as the same may be modified or amended from time to time.

(k)     "Prohibited Country" means a country to which export or re-export of any
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Localized  COMPANY  Products  is  prohibited  by United States law without first obtaining the permission of the United States Office of Export Administration or its successor.

(l)     "OEM" means original-equipment manufacturer, which is any natural person
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or  legal entity which obtains a license from COMPANY to use COMPANY Products or
Localized COMPANY Products from the purpose of incorporating such COMPANY Products or Localized COMPANY Products, in whole or in part, either with or within computer hardware, software or other products for further distribution in conjunction with such products.

(m) All references in this Agreement to the "sale" or "selling" of COMPANY Software shall mean the sale of a License to use such COMPANY Software. All references in this Agreement to the "purchase" of COMPANY Software shall mean the purchase of a license to use such COMPANY Software.

2.     APPOINTMENT  AS  AUTHORIZED  COMPANY  DISTRIBUTOR.
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(a)     Exclusive  Appointment.  Subject  to  the  terms  and conditions of this
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Agreement,  COMPANY  hereby  appoints  DISTRIBUTOR  as an independent, exclusive
DISTRIBUTOR   of  Localized  COMPANY  Products  solely  in  the  Territory,  and
DISTIBUTOR hereby accepts such appointment. All rights not expressly granted to DISTRIBUTOR hereunder are reserved by COMPANY.

(b)     Nature  of  Distribution.  The appointment of DISTRIBUTOR only grants to
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DISTRIBUTOR  a license to distribute Localized COMPANY Products to DISTRIBUTOR's customers in the Territory in accordance with this Agreement, and does not grant any right, title or interest in any COMPANY Product, in whole or in part, To DISTRIBUTOR.

(c)     Software  License.  With respect to the COMPANY Products, COMPANY grants
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to DISTRIBUTOR an exclusive, non-transferable license in the Territory to modify the COMPANY Software and the COMPANY Documentation, only as commercially necessary and as approved by COMPANY, and to manufacture or have manufactured, market, distribute and sell only in the Territory such modified versions of the COMPANY Software and COMPANY Documentation as Localized COMPANY Products.

(d)     On-Line  Sales.  COMPANY  hereby  grants DISTRIBUTOR the right to market
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and  sell  the  Localized  COMPANY  products  through  on-line  services and the
Internet  only within the Territory. DISTRIBUTOR is prohibited from distributing
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any  COMPANY  Products  or  Localized  COMPANY  Products  via  electronic means, including downloading. COMPANY reserves the right to review DISTRIBUTOR's on-line materials regarding the Localized COMPANY Products, and may at any time require DISTRIBUTOR to modify or remove such materials. DISTRIBUTOR agrees to immediately comply with such notice.

(e)     Sale  Literature.  COMPANY  shall  furnish  DISTRIBUTOR  with reasonable
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quantities  (in  COMPANY's sole judgment) of COMPANY's existing sales literature if desired by DISTRIBUTOR for the initial introduction of the Localized COMPANY Products within the Territory at no charge. COMPANY reserves the right to charge a reasonable fee for any additional materials provided by it to DISTRIBUTOR.

(f)     COMPANY's  Reserved  Rights.
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     (1)     Changes in Products.  In the event COMPANY  believes  that  further
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     distribution of any Localized COMPANY Products in the Territory will expose
     COMPANY to liability, COMPANY may, without liability to DISTRIBUTOR, delete such COMPANY Product from the list of COMPANY Products contained in Exhibit
     A. DISTRIBUTOR agrees to promptly refrain from any further distribution of the applicable Localized COMPANY Products following receipt of such notice. Additionally, COMPANY reserves the right to modify COMPANY Products during the term hereof in its sole discretion.

     (2)     COMPANY and  Third-Party  Distribution  of  COMPANY Products Within
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     the Territory.  DISTRIBUTOR  acknowledges  that  COMPANY has granted and/or
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     in the future may grant OEM rights to third parties relating to one or more of the COMPANY ProductS (other than Localized COMPANY Products) in the Territory. In addition, DISTRIBUTOR further acknowledges that COMPANY and/or third parties may from time to time distribute COMPANY Products directly to resellers and end-users in the Territory, but during the term of this Agreement COMPANY shall not knowingly distribute Localized COMPANY Products to resellers in the Territory.

     (3)     COMPANY  and Third-Party Distribution of Localized COMPANY Products
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     Within  the  Territory.  DISTRIBUTOR acknowledges that COMPANY may  in  the
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     future grant licenses for distribution of the Localized COMPANY Products in conjunction with third-party products. In the event COMPANY enters into such a licensing arrangement, COMPANY shall pay DISTRIBUTOR twenty percent (20%) of COMPANY's net proceeds resulting there from during the term.

3.     CERTAIN  OBLIGATIONS OF DISTRIBUTOR.  DISTRIBUTOR warrants and represents
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that it has, and will maintain, the capacity, facilities and personnel necessary to carry out its obligations pursuant to this Agreement, and in particular that:

(a)     Promotion  Efforts.  DISTRIBUTOR  shall  use its best efforts to market,
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sell  and distribute Localized COMPANY Products both vigorously and aggressively
within   the   Territory  in  accordance  with  the  terms  of  this  Agreement.
Notwithstanding  the   foregoing,  all  promotional,  advertising  and/or  other
marketing items or the like which DISTRIBUTOR may desire to create must be pre-approved in writing by COMPANY in the form attached hereto as Exhibit C. As it pertain to the Blizzard Entertainment products, all such advance written approvals must be obtained from Blizzard Entertainment's Vice President of Business Development or his/her designee.

(b)     Dealer  Qualifications.  DISTRIBUTOR  shall  authorize and maintain only
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Dealers  that  have  the  financial capacity, facilities, technical capacity and desire  to  market  and  sell  Localized  COMPANY  Products  competently.

(c)     DISTRIBUTOR-Dealer  Agreement.  It  is  a  material  obligation of DIST-
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RIBUTOR,   prior  to  engaging  in  any  transaction  with  a  Dealer  involving
Localized COMPANY Products, to enter into an agreement with such Dealer which authorizes such Dealer to resell Localized COMPANY Products, and which provides, inter alia, that as a material condition of such agreement, such Dealer may resell the Localized COMPANY Products only within the Territory granted hereunder.

(d)     Minimum  Commitments.  DISTRIBUTOR  agrees  to and guarantees to sell at
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least the minimum quantities of each of the Localized COMPANY Products set forth in Exhibit A (the "Guaranteed Unit Sales") in the time period set forth in Exhibit A (the "Guarantee Period"). In the event DISTRIBUTOR does not achieve the Guaranteed Unit Sales during the Guarantee Period, DISTRIBUTOR agrees to pay, at the expiration of the Guarantee Period, the difference between the royalties which would have been payable on the Guaranteed Unit Sales and the royalties paid of payable for quantities actually sold during the Guarantee Period. Notwithstanding the foregoing, COMPANY shall have the right but not the obligation to terminate this agreement upon 30 days written notice to DISTRIBUTOR if:

     (1) DISTRIBUTOR has not achieved the Guaranteed Unit sales within the Guarantee Period; or

     (2) DISTRIBUTOR has not achieved one-half (1/2) of the Guaranteed unit Sales at the midpoint of the Guarantee Period. Within 30 days of COMPANY's written notice to DISTRIBUTOR of termination under the Paragraph 3(d)(2), DISTRIBUTOR shall pay the difference between one-half (1/2) the royalties which would have been payable on the Guaranteed Unit Sales and the royalties for quantities actually sold up to the midpoint of the Guarantee Period.

(e)     Inventory.  DISTRIBUTOR shall maintain an inventory of Localized COMPANY
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Products  sufficient  to  serve  adequately  the  needs of Dealers and End-Users within a commercially reasonable time frame. Notwithstanding the foregoing, DISTRIBUTOR shall make best efforts to ensure that its inventory of Localized COMPANY products are never out-of-stock for any period that exceeds five (5) consecutive business days.

(f)     Dealer  Support.   DISTRIBUTOR  shall  provide  Dealers  with  training,
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technical  support  and  other  assistance  appropriate  in  promoting Localized
COMPANY Products. DISTRIBUTOR shall transmit to Dealers all COMPANY literature and other information that COMPANY requests to be transmitted to them.

(g)     DISTRIBUTOR Personnel. DISTRIBUTOR shall train and maintain a sufficient
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number  of  capable  technical and sales personnel at it's expense; (1) to serve the needs of its Dealers or End-Users for Localized COMPANY Products, service and support; and (2) otherwise to carry out the responsibilities of DISTRIBUTOR pursuant to this Agreement.

(h)     Technical Expertise.  DISTRIBUTOR and its staff shall be conversant with
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the  technical  language  conventional  to COMPANY Products and similar computer products  in  general.

(i)     DISTRIBUTOR - Replicator/Duplicator  Agreement.   Prior  to  engaging  a
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replicator/duplicator  to  replicate/duplicate  Localized  COMPANY  Products  as contemplated pursuant to Paragraph 3(s) below, DISTRIBUTOR and such replicator/ duplicator shall execute an agreement authorizing that entity to duplicate Localized COMPANY Products. It is a material obligation of DISTRIBUTOR to contractually require the duplicator/replicator to prepare and submit reports to COMPANY in accordance with Paragraph 4(d) below and to refrain from replication that results in the production of gold-colored CD-ROMs.

(j)     DISTRIBUTOR  Covenants.  DISTRIBUTORRIBUTOR  covenants  and  agrees:
        ----------------------

     (1)     Efforts.  To  conduct  business in a manner that reflects favorably
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     on the  goodwill  and  reputation  of  COMPANY;

     (2)     Marketing  Practices.  To avoid deceptive, misleading or  unethical
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     trade  practices,  including  but  not  limited  to making representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of Localized COMPANY products that are inconsistent with the literature distributed by COMPANY, including all warranties and disclaimers contained in COMPANY literature;

     (3)     Marketing  Through  Dealers.  To  refrain  from  selling  Localized
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     COMPANY  Products to any Dealer that cannot agree to comply with obligation similar to those continued in the Paragraph 3, entitled "Obligations to DISTRIBUTOR";

     (4)     Object Code.  To distribute  COMPANY Software only in machine-read-
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     able object  code  format;

     (5)     Copying.   To  refrain  from  permitting  the  copying  of  COMPANY
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     Software  onto  any  other  media  for purposes of redistribution to others whether for profit, promotion or otherwise, and not to use, copy, print or display any COMPANY Software, or permit any Dealer to use, copy, print or display any COMPANY Software in any manner except in connection with and for the purpose of, marketing and selling copies of COMPANY Software to others in accordance with this Agreement;

     (6)     Renting. To refrain from renting or lending any COMPANY Software or
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     the  use,  copying,  printing  or  display  of any COMPANY Software, in any manner except in connection with, and for the purpose of marketing and selling copies of COMPANY Software to other s in accordance with this Agreement;

     (7)     EULA.  Not to  add  to,  delete  or otherwise vary any of the terms
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     and conditions  of  the  EULA;

     (8)     Trademarks  and  Trade  Names.  Not  to  distribute  any  Localized
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     COMPANY  Products  under  any  trade  names  or trademarks other than those employed by COMPANY with respect thereto without the prior written approval of COMPANY; and

     (9)     Withholding Tax.  That any withholding tax  imposed  upon  payments
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     made  to COMPANY by DISTRIBUTOR pursuant to this Agreement may be used as a foreign tax credit in the same fiscal year by COMPANY against its obligations under applicable United States tax laws. DISTRIBUTOR under-stands and agrees that should such tax credits be disallowed or unusable, the royalty rates set forth in EXHIBIT A may be unilaterally raised by COMPANY to offset the effect of the withholding tax.

(k)     Warranty  Service  and  Support.  DISTRIBUTOR  shall comply with COMPANY
        -------------------------------
programs for in-warranty replacement and post-warranty support for Localized COMPANY Products. DISTRIBUTOR shall provide a level of technical support for all Localized COMPANY Products equivalent in all material respects to that which COMPANY provides its end users.

(l)     Compliance  with  Law.  DISTRIBUTOR  shall comply with applicable inter-
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national, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its business with Dealers and with respect to Localized COMPANY Products.

(m)     Compliance  with  U. S.  Export  Laws.   DISTRIBUTOR  acknowledges  that
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COMPANY's  export  of the COMPANY Products may be subject to compliance with the
Export  Administration  Act  Regulations  of  the  Department of Commerce of the
United States, as amended, and other export controls of the United States ("Export Laws"), which restrict the export and re-export of software media, technical data, and direct products of technical data. ("Direct Product" as used hereafter means the immediate product, including processes and services, drive from the use of COMPANY Products.) DISTRIBUTOR agrees, and shall cause each of its Dealers, employees, agents and representatives to agree, not to export or re-export any Localized COMPANY Product or Direct Products of COMPANY Products to any Prohibited Country. DISTRIBUTOR agrees to indemnify COMPANY against any claim, demand, action, proceeding, investigation, loss liability, cost or expense, including, with out limitation attorney's fees, suffered or incurred by COMPANY and arising out of or related to any breach (whether intentional or unintentional) by DISTRIBUTOR, its employees, agents, representatives or Dealers, of any of the warranties or covenants of this Paragraph 3(1).

(n)     Governmental  Approval.  If any approval with respect to this Agreement,
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or  the  registration  thereof, shall be required at any time during the term of this Agreement, with respect to giving legal effect to this Agreement in the Territory, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance abroad of U.S. dollars pursuant to Paragraph 6 hereof, DISTRIBUTOR Shall immediately take whatever steps may be necessary in this respect, and any charges incurred in connection therewith shall be paid by DISTRIBUTOR. DISTRIBUTOR shall keep COMPANY currently informed of its efforts in this connection. COMPANY shall be under no obligation to ship COMPANY Product to DISTRIBUTOR hereunder until DISTRIBUTOR has provided COMPANY with satisfactory evidence that such approval or registration is not required or that it has been obtained.

(o)     Market Conditions.  DISTRIBUTOR shall advise COMPANY promptly concerning
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any market information that comes to DISTRIBUTOR's attention regarding Localized
COMPANY Products, COMPANY's market position or the continued competitiveness of Localized COMPANY Products in the marketplace.

(p)     Dealing with End-Users.  Prior to accepting any fee or other charge from
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any  End-User  interested in acquiring a copy or copies of COMPANY Software from
DISTRIBUTOR, DISTRIBUTOR shall inform the End-User that acquisition of such copy is subject to the terms and conditions of the EULA. A sample copy of the EULA shall be available from the DISTRIBUTOR for review by all prospective End-Users dealing with DISTRIBUTOR. Should any End-User return to DISTRIBUTOR any unopened COMPANY Software in the original sealed package in which it was distributed by DISTRIBUTOR, DISTRIBUTOR shall provide End-User with a full refund of all sums paid by the End-User therefore. In no event shall COMPANY provide any such refund to any End-User who has obtained the copy or copies in question from or through DISTRIBUTOR.

(q)     Adaptation  for  Local Market.  COMPANY AND  DISTRIBUTOR  shall  consult
        -----------------------------
in good faith with respect to the localization of the COMPANY Software and DISTRIBUTOR shall make such changes to COMPANY Software and COMPANY Documentation, packaging and related marketing materials as DISTRIBUTOR and COMPANY agree would be appropriate to adapt COMPANY Product or use in the Territory. COMPANY shall submit to DISTRIBUTOR all material necessary to DISTRIBUTOR's Localization effort ("Localization Kit"). This might include, but is not limited to, scripts for speech files, and removable data storage media containing artwork. COMPANY assures DISTRIBUTOR that it will cooperate in DISTRIBUTOR's development of the Localized COMPANY Products. DISTRIBUTOR shall be responsible for translating and manufacturing or having manufactured COMPANY manuals, advertising and promotional materials into into the language of the Territory if so requested by COMPANY. Upon receipt of the Localization Kit, DISTRIBUTOR shall submit within two (2) weeks, an estimated publishing date for the localized version of the COMPANY Product, which shall be no later than four
(4) calendar months following receipt of the Localization Kit. DISTRIBUTOR agrees to use professional actors, which must be pre-approved in writing by COMPANY, for the voice-overs and agrees to have each actor contributing content or efforts toward the Localizations execute the COMPANY Professional Services Agreement attached and incorporated hereto as Exhibit B. Failure to meet the publishing date deadline shall be considered a material breach and shall allow COMPANY to terminate the Agreement upon thirty (30) days prior written notice. During the completion of the Localization process, DISTRIBUTOR shall submit all localized materials to COMPANY for approval. DISTRIBUTOR must receive written approval from COMPANY prior to any sale or demonstration of Localized COMPANY Products. If DISTRIBUTOR cannot achieve the quality or technical standards equivalent to those of the English version of the COMPANY Product within forty-five (45) calendar days after DISTRIBUTOR's initial submission of the Localized COMPANY Products to COMPANY for approval, COMPANY may terminate this Agreement upon seven (7) days prior notice. COMPANY has the exclusive right to sell Localized COMPANY Products outside the Territory.

(r)     Packaging.  Except  as  provided  in Paragraph 3(p) or 3(q), DISTRIBUTOR
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shall  distribute  Localized  COMPANY  Products  with all packaging, warranties, disclaimers and EULA intact as on COMPANY Products prior to Localization, and shall instruct each of its Dealers as to the nature and terms of the EULA applicable to the COMPANY Software. Anything to the contrary notwith-standing, DISTRIBUTOR may not include any materials in or on the Localized COMPANY Product packaging which is not either (i) included in the U.S. version of the COMPANY Product or (ii) pre-approved in writing by COMPANY. For the purpose of Localization, DISTRIBUTOR agrees to produce packaging and advertising or sales support material at the same high quality levels used by COMPANY in the English version of the COMPANY Products. DISTRIBUTOR must receive written pre-approval from COMPANY on all DISTRIBUOR-produced marketing and sales materials, including, but not limited to, packaging and collateral material that reference COMPANY Software or Localized COMPANY Products, prior to release of the materials. DISTRIBUTOR shall pay for shipping and production of the art media for the packaging, brochures or other collateral materials used to promote the Localized COMPANY Products within the Territory.

(s)     Media  Replication.  DISTRIBUTOR  shall  obtain  COMPANY's prior written
        ------------------
approval before replicating any media used in the Localized COMPANY Products, and COMPANY may withhold such consent in its sole discretion. Further, DISTRIBUTOR shall submit the name or names of the particular duplicator/ replicator that DISTRIBUTOR intends to use for such purposes to COMPANY for its prior written approval before entering into any agreement with said duplicator/replicator.

(t)     Quality;  Samples.
        ------- ---------

     (1) DISTRIBUTOR acknowledges that if the Localized COMPANY Products manufactured and sold by it hereunder were of inferior quality in design, material or workmanship, the substantial goodwill which COMPANY has established and now possesses in the COMPANY Software would be impaired. Accordingly, DISTRIBUTOR agrees that the Localized COMPANY Products shall be of the highest standards and of such style, appearance and quality as shall be reasonably adequate and suited to their promotion, distribution, sale and exploitation to enhance the Localized COMPANY Products and the good will in the COMPANY Software.

     (2) COMPANY shall approve each stage of development of the Localized COMPANY Product from the conception to the production thereof. DISTRIBUTOR shall at each stage of development of the Localized COMPANY Products, before it manufactures, distributes, shops or sells any particular Localized COMPANY Products, furnish COMPANY, free of cost, for its written approval, the Approval Request form attached hereto as Exhibit C with each of the following:

     i)     four  (4)  samples  of  preliminary  art  concept;

     ii)    four  (4)  samples  of  color  composite and/or one (1) hand sample;

     iii)   four  (4)  samples  of  fine  art;

     iv)    one  (1)  pre-production  sample;  and

     v) one (1) final sample/prototype for the Localized COMPANY Software together with its carton and containers, tags, labels, wrapping material, advertising and promotional material for use in any media in connection with the Localized COMPANY Software ("Packaging").

     (3) DISTRIBUTOR shall provide COMPANY with six (6) production samples of the Localized COMPANY Products in all sales, marketing and advertising materials prepared by DISTRIBUTOR in connection with its distribution of the Localized COMPANY Products, free of cost, for COMPANY's written approval prior to distribution of the Localized COMPANY Software. If COMPANY does not indicate its approval or disapproval of such submissions within seven (7) business days from the date of actual receipt of the submission, COMPANY shall be deemed to have disapproved the Localized COMPANY Software. If so disapproved, and without limiting COMPANY's approval rights, upon receipt of a written request from DISTRIBUTOR,
     COMPANY  shall  provide  DISTRIBUTOR  within  five (5) business days of the proposed modifications that would render such sample approved. Once Localized COMPANY Software and collateral materials have been expressly approved, DISTRIBUTOR agrees to periodically furnish COMPANY, at no charge, with additional samples of each Localized COMPANY Software and all sales marketing and advertising materials which COMPANY may deem reasonably necessary in order to permit COMPANY to ensure that the quality of the COMPANY Software has been maintained and that no deviation and/or modification of COMPANY approved Localized COMPANY Software has occurred. COMPANY shall have the right to withdraw its approval of samples if the quality of any Localized COMPANY Software ceases to be acceptable.

     (4) Duly authorized representatives of COMPANY shall have the right, at any and all reasonable times, to inspect all facilities or premises maintained by DISTRIBUTOR including, without limitation, the plants, factories or other manufacturing or producing facilities of DISTRIBUTOR or third parties at which the Localized COMPANY Products and/or any components of products are being manufactured or produced. Said representatives shall have the right to inspect and test any Localized COMPANY Products and/or all components thereof and to take any other action which in the opinion of COMPANY is necessary or proper to assure COMPANY that the nature and quality of the Localized COMPANY Products and/or all components thereof are in accordance with the requirements of this Agreement.

     (5)     Complaints:  DISTRIBUTOR  will diligently  address  all  legitimate
             ----------
     complaints  brought  to  its  attention  regarding  the  Localized  COMPANY
     Products. DISTRIBUTOR will advise COMPANY promptly of any category of recurring complaint and of any complaint which DISTRIBUTOR reasonably believes might result in legal or administrative action against DISTRIBUTOR or COMPANY.

     (6)     Cooperation:  In an effort to ensure  that  the  Localized  COMPANY
             -----------
     Products accurately depict the quality and value of the COMPANY Software, the parties agree to consult together on the design and creation of the Localized COMPANY Products.

(u)     Good  Will  and  Protection:  DISTRIBUTOR  acknowledges  that:
        ---------------------------

     (1) The COMPANY Software, including without limitation, the characters, character names, trademarks, service marks, logos and images associated with the said COMPANY Software, are unique and original and COMPANY is the owner thereof;

     (2) As the result of the exhibition and exploitation of the COMPANY Software, COMPANY has acquired a substantial and valuable good will therein;

     (3) The names of the characters and their likenesses, as applicable and the title of the COMPANY Software have acquired a secondary meaning as trademarks uniquely associated with merchandise authorized by COMPANY;

     (4) All rights in any additional material, new versions, translations, rearrangements or other changes in the Localized COMPANY Products which may be created by or for DISTRIBUTOR shall be and will remain the exclusive COMPANY Software of COMPANY from creation, and;

     (5) Any copyrights, trademarks and design patents heretofore obtained by COMPANY or in connection with the characters and title of the COMPANY Software are good and valid.

4.     INSPECTIONS:  RECORDS  AND  REPORTING.
       -------------------------------------

(a)     Reports.  DISTRIBUTOR shall provide to COMPANY written reports for every
        -------
one-month period, or when requested by COMPANY, showing DISTRIBUTOR's shipments of Localized COMPANY Products by units and local currency volume, and any other information COMPANY reasonable requests.

(b)     Notification.  DISTRIBUTOR  shall notify COMPANY in writing of any claim
        ------------
or proceeding involving Localized COMPANY Products within seven (7) days after DISTRIBUTOR learns of such claim or proceeding. DISTRIBUTOR shall also immediately report to COMPANY all claimed or suspected product defects. DISTRIBUTOR shall also notify COMPANY in writing not more than seven (7) days after any change in the management or control of DISTRIBUTOR or any transfer of a majority share of DISTRIBUTOR's voting control or a transfer of substantially all its assets.

(c)     Records.  DISTRIBUTOR  shall  maintain, for at least two (2) years after
        -------
termination of this Agreement, its records, contracts and accounts relating to the reproduction and distribution of Localized COMPANY Products. For the purpose of verifying compliance by the DISTRIBUTOR with the provisions of this Agreement, DISTRIBUTOR agrees that COMPANY and its representatives shall be permitted full access to, and shall be permitted to make copies of or abstracts from, the books and records of DISTRIBUTOR relating to inventory levels, manufacturing, sales and distribution. COMPANY shall be permitted to audit such books and records at reasonable intervals.

(d)     Reports  from  Replicator/Duplicator.  DISTRIBUTOR  shall  contractually
        ------------------------------------
obligate any duplicator/replicator with which it contracts pursuant to Article 3(s) above to send detailed ad accurate reports to COMPANY stating the following: number of units of Localized COMPANY Products duplicated and the titles of such Localized COMPANY Products. The reports shall be submitted to COMPANY no later than the thirtieth of each and every month that any such duplication/replication takes place. The reports shall be submitted to: Havas Interactive, 19840 Pioneer Avenue, Torrance, CA 90503, Attn: International Sales Auditing.

5.     OWNERSHIP  AND PROPERTY RIGHTS.  DISTRIBUTOR agrees that COMPANY owns all
       ------------------------------
right,  title  and  interest  in  the COMPANY Products and the Localized COMPANY
Products  now  or  hereafter  subject to this Agreement, and in all of COMPANY's patents, trademarks, trade names, character names and likenesses, inventions, copyrights, know-how, and trade secrets relating to the design, operations or maintenance of the COMPANY Software. The use by DISTRIBUTOR of any of these property rights is authorized only for the purposes and under the terms herein set forth, and upon termination of this Agreement for any reason, such authorization shall cease. As part of this Agreement, and without additional compensation, DISTRIBUTOR acknowledges and agrees that any and all tangible and intangible property and work products, ideas, inventions, discoveries and improvements, whether or not patentable, which are conceived/developed/created/ obtained or first reduced to practice by DISTRIBUTOR for COMPANY in connection with the Localization of COMPANY Products collectively referred to as the "Work Product"), including, without limitation , all technical notes, schematics, software source and object code, prototypes, breadboards, computer models, art work, sketches, designs, drawings, paintings, illustrations, computer-generated artwork, animations, video, film, artistic materials, photographs, literature, methods, processes, voice recordings, vocal performances, nar-rations, spoken word recordings and unique character voices, shall be considered "works made for hire" and therefore all right, title and interest therein (including, without limitation, patents and copyrights) shall vest exclusively in COMPANY. To the extent that all or any part of such Work Product does not qualify as a "work made for hire" under applicable law, DISTRIBUTOR without further compensation therefore does hereby irrevocably assign, transfer and convey in perpetuity to COMPANY and its successors and assigns the entire worldwide right, title, and interest in and to the Work Product including, without limitation, all patent rights, copyrights, mask work rights, trade secret rights and other proprietary rights therein, Such assignment includes the transfer and assignment to COMPANY and its successors and assigns of any and all moral rights which DISTRIBUTOR may have in the Work Product. DISTRIBUTOR acknowledges and understands that moral rights include the right of an author: to be known as the author or a work; to prevent others from being named as the author of the works; to prevent others from falsely attributing to and author the authorship of a work which he/she has not in fact created; to prevent others from making deforming changes in a an author's work; to withdraw a published work from distribution if it no longer represents the views of the author; and to prevent others from using the work or the author's name in such a way as to reflect on his/her professional standing.
6.     ADVANCES,  ROYALTIES  AND  PAYMENT.
       ----------------------------------

(a)     Advances  and Royalty Amounts.  DISTRIBUTOR agrees to pay to COMPANY the
        -----------------------------
non-refundable, but recoupable advances and royalty payments set forth in Exhibit A. Royalties payable to COMPANY pursuant to this Agreement shall be based on the number of units of the Localized COMPANY Products distributed by DISTRIBUTOR and shall only be subject to a deduction for Localized COMPANY Products previously sold by DISTRIBUTOR which are returned to DISTRIBUTOR by its customers. The royalty rate for new software developed by COMPANY and added to this Agreement shall be determined by COMPANY as COMPANY makes such new software available to DISTRIBUTOR.

(b)     Royalty  Payments.
        -----------------

     (1) Royalties shall be paid monthly, no later than thirty (30) days after the end of the month in which sales occurred and shall be accompanied by a statement setting forth in reasonable detail the basis for the royalty computation and payment. Payments by check shall be sent to the following address:

          Havas  Interactive,  Inc.
          P.O.  Box  846328
          Dallas,  TX  75284-6328

     Payments  by  wire  transfer  shall  be  made  to  the  following  account:

          Bank  of  America
          1850  Gateway  Blvd.
          Concord,  CA  94250
          ABA  No.  121-000-358
          Account  No.  12333-32277
          SWIFT  No.  BOFA-US-6S
          Beneficiary:  Havas  Interactive,  Inc.

     (2) DISTRIBUTOR shall arrange payment of all royalties so as to make the funds available for use by COMPANY in the United States not later than the payment date specified above.

     (3) Payment of all royalties and of any other payments required to be made to COMPANY pursuant to this Agreement shall be made to COMPANY at its offices in California, U.S.A., or at such banking institution as COMPANY may direct from time to time, in legal tender of the United States of America. DISTRIBUTOR hereby agrees to procure a Letter of Credit or other suitable form of bank guarantee (the "LC") in the amount of twenty-five thousand US dollars (US -- $25,000) to serve as collateral for any and all payments due COMPANY hereunder and to maintain such LC during the entire term, including any renewal periods, of this Agreement and for a period of ninety (90) days following the expiration of the term, including any renewal periods, of this Agreement. The LC shall be procured from an internationally recognized banking institution acceptable to COMPANY, such acceptance not to be unreasonably withheld, within sixty (60) days of the date of execution of this Agreement and such LC shall be in a form acceptable to COMPANY. DISTRIBUTOR agrees that such LC shall contain a provision that if any action or proceeding for bankruptcy or insolvency is instituted against or by DISTRIBUTOR, COMPANY shall have the right to make an immediate draw up on the LC. The obligation of DISTRIBUTOR to obtain the LC as set forth above is material obligation and the failure of DISTRIBUTOR to obtain and keep in force the LC shall be considered a material breach hereunder.

     (4) All advances, royalties or other payments made to COMPANY hereunder shall be made without deduction for any local, state, federal or foreign taxes or duties. DISTRIBUTOR shall be responsible for the payment of any and all taxes, licenses, duties and fees of DISTRIBUTOR or COMPANY in connection with the marketing, distribution, sale, possession, use or sublicensing of the Localized COMPANY Products (inclusive of value added taxes, but exclusive of taxes based on COMPANY's net income). DISTRIBUTOR hereby agrees to pay and to indemnify COMPANY from all such duties, taxes and fees as may be imposed upon COMPANY with respect to the marketing, distribution, sale, possession, use or sublicensing of the Localized COMPANY Products pursuant to this Agreement. In the even DISTRIBUTOR is precluded by applicable law from making payments free of deductions, then DISTRIBUTOR shall pay to COMPANY such additional amounts as necessary sot that the actual amount received by COMPANY shall be the same as though no such deduction had been made.

(c)     Audit  Rights.  DISTRIBUTOR  shall  maintain  accurate books and records
        -------------
pertaining to the reproduction and distribution of Localized COMPANY Products. COMPANY's designated auditors shall have the right twice a year during ordinary business hours and upon reasonable notice, to gain access to DISTRIBUTOR's accounts and records. This examination shall be at COMPANY's expense, unless the examination reflects and underpayment of five percent (5%) or more of the amount that should have been paid for the period(s) audited, in which case DISTRIBUTOR shall bear the expense thereof.

------

7.     DISTRIBUTOR  DETERMINES  ITS OWN PER COPY PRICES.  DISTRIBUTOR is free to
       ------------------------------------------------
determine unilaterally its own pricing of the COMPANY Software to its Dealers. Although COMPANY may publish suggested wholesale, retail or Dealer prices, these are suggestions only and DISTRIBUTOR shall be entirely free to determine the actual prices at which Localized COMPANY Products are sold to its Dealers.

8.     DISTRIBUTOR'S  WARRANTIES  AND  REPRESENTATIONS  REGARDING  TREATMENT  OF
       -------------------------------------------------------------------------
DEALERS.  DISTRIBUTOR  hereby  warrants  and  represents  to COMPANY as follows:
     --

(a)     Dealer  Pricing. DISTRIBUTOR shall inform each Dealer that it is free to
        ---------------
determine unilaterally its own prices and that, although COMPANY may publish lists showing suggested retail prices for Localized COMPANY Products, those are suggestions only.

(b)     Non-Discrimination Among Dealers.  In working with its Dealers,  DISTRI-
        ---------------------------------
BUTOR shall in all respects comply with all laws, regulations or statutes which regulate the resale of products to Dealers, including but not limited to those which govern discriminatory pricing.

9.     TRADEMARKS,  TRADE  NAMES  AND  COPYRIGHTS.
       ------------------------------------------

(a)     Trademark  Use  During  Agreement.  During  the  term of this Agreement,
        ---------------------------------
DISTRIBUTOR is authorized by COMPANY to use the trademarks COMPANY uses for COMPANY Products solely in connection with DISTRIBUTOR's advertisement, promotion and distribution of Localized COMPANY Products. DISTRIBUTOR agrees that it shall cause to be affixed, conspicuously and legibly on the Localized COMPANY Products sold by it pursuant to this Agreement and on all advertising incorporating any part of the COMPANY Software, appropriate copyright and trademark notices in the name of COMPANY. DISTRIBUTOR further agrees to prominently feature the logo of COMPANY on packaging and advertising of Localized COMPANY Products. DISTRIBUTOR agrees not to alter, erase, deface, or overprint any such mark on anything provided by COMPANY.

(b)     No DISTRIBUTOR Rights in Trademarks or Copyrights.  DISTRIBUTOR has paid
        -------------------------------------------------
no consideration for the use of COMPANY's trademarks, logos, character names and likenesses, copyrights, trade secrets, trade names or designations, and nothing contained in this Agreement shall give and retains all proprietary rights in all Localized COMPANY Products, and agrees that it shall not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity or enforceability of any trademark, trade name, trade secret, copyright or logo belonging to or licensed to COMPANY (including, without limitation, any act, or assistance to any act, which may infringe or lead to the infringement of any copyright in the Localized COMPANY Products.)

(c)     No  Continuing Right.  Upon expiration or termination of this Agreement,
        --------------------
DISTRIBUTOR shall cease advertising and use of all COMPANY names, marks, logos and designations.

(d)     Obligation  to Protect.  DISTRIBUTOR agrees to use reasonable efforts to
        ----------------------
protect COMPANY's proprietary rights and to cooperate with COMPANY's efforts to protect its proprietary rights.

(e)     Security.  In  the  case  where COMPANY provides DISTRIBUTOR with source
        --------
code,  DISTRIBUTOR  covenants  and  agrees  as  follows:

     (1) DISTRIBUTOR shall use the source code only for necessary Locali-zation purposes;

     (2) DISTRIBUTOR shall restrict access to the source code to individuals with a need to know and who are directly engaged in Localization of the COMPANY Software;

     (3) DISTRIBUTOR shall store and modify the source code on only a single workstation;

     (4)     DISTRIBUTOR  shall  maintain  a  source-code  activity  log;

     (5) DISTRIBUTOR shall provide reasonable safeguards for the protection of the source code from unauthorized access and damage;

     (6) WITHIN SIXTY (60) DAYS AFTER COMPLETION OF LOCALIZATION DISTRIBUTOR SHALL RETURN ALL SOURCE CODE TO COMPANY AND SUBMIT TO COMPANY, FOR COMPANY'S ARCHIVES, A FULL COPY OF LOCALIZED COMPANY PRODUCTS, INCLUDING ANY LOCALIZED SOURCE CODE.

     (7) DISTRIBUTOR shall not alter or modify any COMPANY Software, pack-aging or marketing materials, or any portion or aspect thereof, or use or refer to any COMPANY Software in the creation of any derivative work, without COMPANY's prior written consent.

     (8) DISTRIBUTOR shall preclude its agents, employees, and contractors from engaging in any conduct inconsistent with the terms of this Paragraph 9(e) by means of appropriate agreements and/or such other security measures as may be necessary in order to preclude such conduct. COMPANY reserves the right to review DISTRIBUTOR's agreement and security measures and require DISTIBUTOR to amend agreements and take steps to bolster the security measures that are necessary in COMPANY's sole judgment.

     (9) DISTRIBUTOR shall not at any time market any copy of COMPANY Product which has not been pre-approved by COMPANY.

(f)     Breach.  DISTRIBUTOR  understands  and  agrees  that COMPANY will suffer
        ------
irreparable harm in the event that DISTRIBUTOR fails to comply with any of its obligations pursuant to this Paragraph 9 and Paragraph 3, and that monetary damages in such event would be substantial and inadequate to compensate COMPANY. Consequently, in such event COMPANY shall be entitled, in addition to such monetary relief as may be recoverable by law, to such temporary, preliminary and or/permanent injunctive relief as may be necessary to restrain any continuing or further breach by DISTRIBUTOR, without showing or proving any actual damages sustained by COMPANY.

(g)     Dealer  or  End-User  Breaches.  DISTRIBUTOR  shall  promptly  report to
        ------------------------------
COMPANY any breach of the EULA of which DISTRIBUTOR becomes aware. COMPANY shall have the right, but not the obligation, to pursue any and all such infringements.

(h)     Filing  and  Recording.  Upon  request,  DISTRIBUTOR  agrees  to  assist
        ----------------------
COMPANY in the filing and recording of COMPANY's trade names, copyrights, patents and trademarks in the Territory, all costs to be paid by COMPANY.

10.     ASSIGNMENT.  The rights granted to DISTRIBUTOR hereunder are personal in
        ----------
nature and DISTRIBUTOR agrees that this Agreement shall not be assignable, nor may DISRIBUTOR delegate its duties hereunder without the prior written consent of COMPANY. Any attempted delegation or assignment without the required consent shall be void and of no effect.

11.     DURATION  AND  TERMINATION  OF  AGREEMENT.
        -----------------------------------------

(a)     Term.  Subject  to  prior  termination in accordance with the provisions
        ----
contained herein, the term of this Agreement shall commence as of the Effective Date, and expire upon the expiration of all Distribution Terms of Localized Product distributed pursuant to this Agreement.

(b)     Termination  for  Cause.  This  Agreement may be terminated forthwith as
        -----------------------
set forth below, by one party giving written notice thereof to the other party, in accordance with Paragraph 16(b) below, stating the effective date of termination.

     (1) By COMPANY if any proceeding in bankruptcy or in reorganization or for the appointment of a receiver or trustee or any other proceeding under any law for the relief of debtors shall be instituted by or against DISTRIBUTOR, or if DISTRIBUTOR shall make an assignment for the benefit of creditors; or

     (2) Subject to Paragraph 3(q) and 13(a) herein, by either party upon a material breach by the other party of any of the terms of this Agreement, or any other agreement in force between the parties hereto, which breach is not remedied by the breaching party to the non-breaching party's reasonable satisfaction within thirty (30) days of the breaching party's receipt of notice of such breach from the non-breaching party, in the event of a breach of Paragraph 6 hereunder, and within forty-five (45) days for all other breaches;

     (3) By COMPANY, if DISTRIBUTOR is merged, consolidated, sells all or substantially all of its assets or implements or experiences any substantial change in management or control, (the transfer of twenty-five percent (25%) or more of a DISTRIBUTOR's common stock or the equivalent, shall be considered a substantial change in control hereunder);

     (4)     By  COMPANY,  if  DISTRIBUTOR  sells:
             i)     any  copies  of  the  COMPANY  Product;

             ii) any copies of the Localized COMPANY Products outside the Territory; or

             iii) any copies of the Localized COMPANY Products to any person or entity which DISTRIBUTOR has reason to believe may sell the Localized COMPANY Products outside the Territory;

     (5) By COMPANY, if DISTRIBUTOR has not achieved one-half (1/2) of the Guaranteed Unit Sales at the midpoint of the Guarantee Period;

     (6) By COMPANY, if DISTRIBUTOR distributes any Localized COMPANY Products or associated marketing material without first obtaining the approval(s) of COMPANY required hereunder; or

     (7) By COMPANY, the Distribution Term may be terminated as to any COMPANY Product for which DISTRBUTOR has failed to produce a Localized
     COMPANY Product acceptable to COMPANY within three (3) months of DISTRIBUTOR's receipt of the Localization Kit for such COMPANY Product; in the case of such termination, COMPANY shall retain any advances paid in respect of such COMPANY Product.

(c)     Termination  at  Will.  COMPANY  shall  have the right to terminate this
        ---------------------
Agreement  for  no  cause,  at will, upon ninety (90) days prior written notice.

(d)     Effect  of  Termination.  Upon  Termination  of  this  Agreement:
        -----------------------

     (1) DISTRIBUTOR shall cease using any COMPANY trademark, logo or trade name.

     (2) All COMPANY Software masters, Localization materials, source code, trademarks, trade names, patents, samples, literature and sales aids of every kind shall remain the property of COMPANY. Within thirty (30) days after the termination of this Agreement, DISTRIBUTOR shall prepare all such items in its possession for shipment, as COMPANY may direct, at COMPANY's expense. DISTRIBUTOR shall not make or retain any copies of any con-fidential or proprietary items or information which may have been entrusted to it. Effective upon the termination of this Agreement, DISTRIBUTOR shall cease to use all trademarks, logos, marks, and trade names of COMPANY.

     (3) DISTRIBUTOR shall provide COMPANY with a written report detailing all inventory of the Localized COMPANY Products in its possession at the effective date of termination within ten (10) business days. COMPANY shall then have a period of ten (10) business days to elect to purchase any portion of said inventory at DISTRIBUTOR's actual cost of such goods Subject to COMPANY's option to purchase DISTRIBUTOR's inventory, and unless this Agreement has been terminated for breach on the part of DISTRIBUTOR, DISTRIBUTOR shall retain the right to sell off it's remaining inventory of Localized COMPANY Products for a period or three (3) months following the expiration or termination of this Agreement, subject to DISTRIBUTOR's payment of royalties for such sales. However, if this Agreement has been terminated for breach on part of DISTRIBUTOR, DISTRIBUTOR shall have no sell-off rights whatsoever and any remaining inventory of Localized COMPANY Products shall become the property of COMPANY without any payment by COMPANY to DISTRIBUTOR and shall be promptly delivered to COMPANY at a destination designated at DISTRIBUTOR's expense.

     (4) If the Agreement was terminated pursuant to Paragraph 11 (b)(5) hereinabove, in addition to any other royalties due, DISTRIBUTOR shall pay COMPANY the difference between one-half (1/2) of the royalties which would have been payable on the Guaranteed Unit Sales and the amount of royalties DISTRIBUTOR had paid COMPANY for sales up to the midpoint of the Guarantee Period.

(e)     Survival.  COMPANY's rights and DISTRIBUTOR's obligations to pay COMPANY
        --------
all amounts due hereunder, as well as DISTRIBUTOR's obligations pursuant to Paragraph 3(c), 3(d), 3(j)(4) through 3(j)(8), 3(m), 4(c), 5, 6, 9, 11(d), 11(e)
and 12 through 16 shall survive termination or expiration of this Agreement or any termination that this Agreement or any portion hereof or exhibit hereto is void or voidable.

12.     RELATIONSHIP  OF  THE  PARTIES.  DISTRIBUTOR's relationship with COMPANY
        ------------------------------
during the term of this Agreement will be that of any independent contractor. DISTRIBUTOR will not have, and shall not represent that it has, any power, right or authority to bind COMPANY, or to assume or create any obligation or responsibility express or implied, on behalf of COMPANY or in COMPANY's name, except as herein expressly provided. Nothing stated in this Agreement shall be construed as making partners of DISTRIBUTOR and COMPANY, nor as creating the relationships of employer/employee, franchiser/franchisee, or principal/agent between the parties. In all matters relating to this Agreement, neither DISTRIBUTOR nor its employees or agents are, or shall act as, employees of COMPANY within the meaning or application of any obligations or liabilities to COMPANY by reason of an employment relationship. DISTRIBUTOR shall reimburse COMPANY for and hold it harmless from any liabilities or obligations imposed or attempted to be imposed upon COMPANY by virtue of any such law with respect to employees of DISTRIBUTOR in performance of this Agreement.

13.     INDEMNIFICATION.
        ---------------

(a) DISTRIBUTOR shall defend, indemnify and hold harmless COMPANY, its parent, subsidiaries, affiliated companies and partners and their respective officers, directors, employees and agents from and against any and all liabilities, damages, costs and fees (including reasonable attorney's fees) resulting from any claims or actions arising out of or relating to actual or alleged: (i) distribution by DISTRIBUTOR or its Dealers of COMPANY Products or Documentation or Localized COMPANY Products outside the Territory; or (ii) breach of any and all obligations DISTRIBUTOR has undertaken to perform hereunder; or (iii) breach of any representations and warranties or covenants DISTRIBUTOR has made hereunder; or (iv) infringement caused by any modification to the COMPANY Products or Documentation not authorized by COMPANY; or (v) any third-party claim arising from DISTRIBUTOR's use of any trademarks or copyrighted material added to the COMPANY Products by Distributor. Such indemnification obligation or DISTRIBUTOR shall be conditioned upon COMPANY promptly notifying DISTRIBUTOR in a writing that sets forth with specificity the claim or action to which such indemnification obligation applies. DISTRIBUTOR shall have the right to control the defense of each such claim and any lawsuit or proceeding arising therefrom. In the event DISTRIBUTOR does not timely undertake to defend COMPANY from a claim or suit described above, COMPANY shall have the right to undertake the defense itself and DISTRIBUTOR promises to repay all liabilities, damages, costs and fees (including reasonable attorney's fees) resulting from such defense regardless of the outcome. Except in the event that DISTRIBUTOR does not undertake the defense of COMPANY as required hereunder, COMPANY shall not settle any such claim or lawsuit or proceeding arising therefrom without the prior written approval of DISTRIBUTOR. In defending against such claim or action, DISTRBUTOR may (i) contest; (ii) settle; (iii) procure for COMPANY and its customers the right to continue using the Localized COMPANY Products, as applicable; or (iv) modify or replace the Localized COMPANY Products, as applicable; so that they no longer infringe. DISTRIBUTOR acknowledges that the warranties and representations herein shall survive the termination of this Agreement.

(b)     No  Combination  Claims.  Notwithstanding Paragraph 14(a), COMPANY shall
        -----------------------
not be liable to DISTRIBUTOR for any claim arising from or based upon the combination, operation or use of any COMPANY Product with equipment, data or programming not supplied by COMPANY, or arising from any alteration or modification of COMPANY Products.

14.     DISCLAIMER  OF  WARRANTIES;  LIMITED  LIABILITY.
        -----------------------------------------------

(a)     Disclaimer  of  Warranties.  DISTRIBUTOR ACKNOWLEDGES THAT NO WARRANTIES
        --------------------------
WITH REGARD TO THE COMPANY SOFTWARE, WHETHER OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, ARE CREATED BY THIS AGREEEMNT AND COMPANY HEREBY DISCLAIMS AND EXLUDES ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. COMPANY FURTHER DISCLAIMS ALL WARRANTIES WITH REGARD TO YEAR 2000 COMPLIANCE OF THE COMPANY SOFTWARE. SPECIFICALLY, COMPANY MAKES NO WARRANTIES THAT THE PERFORMANCE OR FUNCTIONALITY OF THE COMPANY SOFTWARE WILL NOT BE AFFECTED BY DATES PRIOR TO, DURING OR AFTER THE YEAR 2000, OR THAT THE COMPANY SOFTWARE WILL BE CAPABLE OF CORRECTLY PROCESSING, PROVIDING, AND/OR RECEIVING DATE INFORMATION WITHIN AND BETWEEN CENTURIES, INCLUDING THE PROPER EXCHANGE OF DATE INFRMATION BETWEEN PRODUCTS OR APPLICATIONS.

(b)     Limitation of Liability.  UNDER NO CIRCUMSTANCES SHALL COMPANY BE LIABLE
        -----------------------
TO DISTRIBUTOR ON ACCOUNT OF ANY CLAIM (WHETHER BASED UPON PRINCIPLES OF CONTRACT, WARRANTY, NEGLIGENCE OR OTHER TORT, BREACH OR ANY STATUTORY DUTY, PRINCIPLES OR INDEMNITY, THE FAILURE OF ANY LIMITED REMEDY TO ACHIEVE ITS ESSENTIAL PURPOSE, OR OTHERWISE) FOR ANY SPECIAL, CONSEQUENTIAL INCIDENTAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMETED TO LOST PROFITS, OR FOR ANY DAMGES OR SUMS PAID BY DISTRIBUTOR TO THIRD PARTIES, EVEN IF COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. DISTRIBUTOR acknowledges and agrees that (1) DISTRIBUTOR has no expectation and has received no assurances that its business relationship with company will continue beyond the stated term of this Agreement or its earlier termination, and that COMPANY has not made any promises with respect to DISTRIBUTOR's ability to recoup any investment by DISTRIBUTOR in the promotion of Localized COMPANY Products by virtue of this Agreement; and (2) DISTRIBUTOR shall not have or acquire by virtue of this Agreement or otherwise any vested, proprietary or other right in the promotion of Localized COMPANY Products or in any goodwill created by its efforts hereunder.

15.     CONFIDENTIALITY.  In  the  course  of  this Agreement, it is anticipated
        ---------------
that DISTRIBUTOR will learn confidential or proprietary information about COMPANY. DISTRIBUTOR shall keep confidential this information and any other information which DISTRIBUTOR may acquire with respect to COMPANY's business, including, but not limited to, information developed and relating to new products, customers, pricing, know-how, processes, and practices, unless and until COMPANY consent to disclosure, or unless such knowledge and information otherwise becomes generally available to the public through no fault of DISTRIBUTOR. DISTRIBUTOR shall not disclose to others, without COMPANY's consent, the subject of this relationship without first providing COMPANY with the opportunity to review and offer reasonable objection to the contemplated publication. This undertaking to keep information confidential shall survive the termination of this Agreement. It is understood, however that the restrictions listed above shall not apply to any portion of confidential information which:
(i)  was previously known to DISTRIBUTOR without obligations of confidentiality;
(ii) is obtained after the Effective Date of this Agreement from a third party which is lawfully in possession of such information and not in violation of any contractual or legal obligation to COMPANY with respect to such information;
(iii)  is  or becomes part of the public domain through no fault of DISTRIBUTOR;
(iv) is independently ascertainable or developed by DISTRIBUTOR or its employees; (v) is required to be disclosed by administrative or judicial action provided that DISTRIBUTOR immediately after receiving notice of such action notifies company of such action to give COMPANY the opportunity to seek any other legal remedies to maintain such confidential information in confidence; or
(vi) is approved for release by written authorization of COMPANY. DISTRIBUTOR shall require each of its employees performing services relation to the Work execute a Confidentiality Agreement, if requested by COMPANY. At the termination of this Agreement, DISTRIBUTOR shall return to COMPANY all drawings, speci-fications, manuals and other printed or reproduced material (including information stored on machine readable media) provided by COMPANY.

16.     GENERAL.
        -------

(a)     Waiver  and  Modification.  No  waiver  or modification of the Agreement
        -------------------------
shall be effective unless in writing and signed by the party against whom such waiver or modification is asserted. Waiver by either party in any instance of any breach of any term or condition of this Agreement shall not be construed as a waiver of any subsequent breach of the same or any other term or condition hereof. None of the terms or conditions of this Agreement shall be deemed to have been waived by course of dealing or trade usage.

(b)     Notices.  All  notices  and  demands  hereunder  shall be in writing and
        -------
shall be served by personal delivery, express courier, or mail at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party), and shall be deemed complete upon receipt. All notices or demands by mail shall be by certified or registered airmail, return receipt requested. If receipt of such notice or demand is refused or a party has changed its address without informing the other, the notice shall be deemed to have been given and received upon the seventh (7th) day following the date upon which it is first postmarked by the postal service of the sender's nation.

(c)     Attorney's Fees.  In the event any litigation is brought by either party
        ---------------
in connection with this Agreement, the prevailing party in such litigation shall be entitled to recover from the other party all the costs, attorney's fees and other expenses incurred by such prevailing party in the litigation.

(d)     Complete Execution.  This Agreement shall become effective only after it
        ------------------
has  been  executed  by  DISTRIBUTOR  and  COMPANY.

(e)     Choice  of  Law,  Jurisdiction.  This Agreement shall be governed by and
        ------------------------------
construed in accordance with the law of the sate of California, USA. THE APPLICATION OF THE UNITED NATIONS CONVENTION OF CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS EXPRESSLY EXCLUDED. The parties agree that any claim asserted in any legal proceeding by one party against the other shall be commenced and maintained in any state or federal court located within the County of Los Angeles, State of California, U.S.A., having subject-matter jurisdiction with respect to the dispute between the parties. Both parties hereby submit to the jurisdiction of such courts overreach of them personally in connection with such litigation, and waive any objection to venue in such courts and any claim that such forum is an inconvenient forum. The English-language version of this Agreement controls when interpreting this Agreement.

(f)     Severability.  In  the  event that any provision of this Agreement shall
        ------------
be  held  by  a  court  or  other  tribunal  of  competent  jurisdiction  to  be unenforceable, such provision shall be enforced to the maximum extent permissible and the remaining portions causes the contract to fail of its essential purpose, then the entire Agreement shall fail and become void.

(g)     Force  Majeure.  COMPANY  shall  not  be  responsible for any failure to
        --------------
perform due to unforeseen circumstances or cause beyond COMPANY's control, including but not limited to acts of God, war, riot, embargoes; acts of civil or military authorities, fire, floods, accidents, strikes, or shortages of transportation facilities, fuel, energy, labor or materials.

(h)     Entire  Agreement.  This Agreement, including all Schedules and Exhibits
        -----------------
hereto, constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreement. Nothing herein contained shall be binding upon the parties until this Agreement has been executed by each party and an executed copy has been delivered to the parties. This Agreement may not be changed, modified, amended or supplemented except in a writing signed by all parties to this Agreement. Each of the parties acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as may be expressly set forth herein.

(i)     Benefits  of Agreement.  The terms of this Agreement are intended solely
        ----------------------
for the benefit of the parties hereto. They are not intended to confer upon any third party the status of a third-party beneficiary. Except as otherwise provided for by this Agreement, the terms hereto shall inure to the benefit of, and be binding upon, the respective successors and assign of the parties hereto.

IN  WITNESS  WHEREOF,  the  parties  have  entered  into  this  Agreement.

VIVENDI  UNIVERSAL  INTERACTIVE            STAR  E  MEDIA CORPORATION
PUBLISHING  NORTH  AMERICA


By:  Signer  not  known                    Officer:  /s/  E.  G. Abbadessa
   -------------------------                       ----------------------------
Title:     CEO                             Title:     President
           ---                                        ---------
Date:     August  10,  2001                Date:     August  10,  2001
          -----------------                          -----------------

                                    EXHIBIT A
                                    ---------

1.     COMPANY  PRODUCTS  AND  ROYALTY  RATES:

     COMPANY  PRODUCT                    ROYALTY  RATE
     ----------------                    -------------

     Jumpstart  1st  Grade                    US$4.00
     Jumpstart  2nd  Grade                    US$4.00
     Jumpstart  3rd  Grade                    US$4.00
     Jumpstart  Pre-Kindergarten              US$4.00
     Jumpstart  Kindergarten                  US$4.00
     Jumpstart  Toddlers                      US$4.00
     Jumpstart  Preschool                     US$4.00
     Mega  Math  Blaster                      US$4.00
     My  1st  Encyclopedia                    US$4.00

(All COMPANY Products listed in this Agreement are the 1998 version and are to be released as Bilingual with both English and fully Localized Arabic languages).

2.     ADVANCE  PAYMENTS:

DISTRIBUTOR agrees to pay COMPANY the sum of eight thousand US dollars (US$8,000.00) for each COMPANY Product listed in this agreement as a recoupable advance against future royalties arising from DISTRIBUTOR's distribution of each localized COMPANY Product, payable in three (3) installments as follows:

a) One thousand, six hundred US dollars (US$1,600.00) for each COMPANY product upon signature of this Agreement.

b)     Three  thousand,  two  hundred  US dollars (US$3,200.00) for each COMPANY
Product  upon  DISTRIBUTOR's  receipt  of  each  localization  kit.

c) Three thousand, two hundred US dollars (US$3,200.00) for each COMPANY Product upon COMPANY approval of the localized COMPANY Product.

4.     DISTRIBUTION  TERM(S):

Subject to early termination in accordance with the provisions contained herein, the Distribution Term shall begin on the Effective Date of this Agreement and continue in full force for a period of twelve (12) months. The Distribution Term will be from July 25, 2001 to July 24, 2002.

5.     GUARANTEE  AND  GUARANTEE  PERIOD:

DISTRIBUTOR guarantees sales of no less two thousand (2000) units of each COMPANY Product listed in this Agreement.

6.     TERRITORY:

     Middle  East

                                    EXHIBIT B
                                    ---------

                         PROFESSIONAL SERVICES AGREEMENT

Beginning  on the ____ day of _____________ 199__, ______________ ("Contractor")
agrees to perform services for _________________________ ("Localizer") pursuant to the following terms ad conditions:

1. Acting as an independent contractor, Contractor shall render the services as stated in Exhibit 1 ("Services"). Contractor shall take direction from and report to _______________________.

2. In consideration for performance of the Services and up on Localizer's acceptance of completion of same, Contractor shall receive from Localizer a fee which is payable in accordance with Exhibit 1.

3. Contractor understands that he/she is not authorized to incur any expenses on behalf of Localizer without prior written consent, and all statements for the Services and expenses shall be in the form prescribed by localizer and shall be approved by _________________________, or his/her supervisor.

4. Localizer has the right, in its sole discretion, to terminate this Agreement for any reason with seven (7) days prior written notice. In the event of such a termination, Localizer's sole obligation shall be to pay Contractor, pro rata, for the fees with respect to all milestones achieved or Services performed, as applicable, which shall have been accepted as of that date by Localizer. Localizer shall have no further obligation, whether financial or otherwise, to Contractor after such cancellation. Localizer may terminate this Agreement immediately up on Contractor's refusal or inability to perform pursuant to, or Contractor's breach of, any provision of this Agreement.

5. Contractor shall not, either during or subsequent to the term of this Agreement, directly or indirectly disclose any information designated as confidential by Localizer; nor shall Contractor disclose to anyone other than a Localizer employee or use in any way other than in the course of the performance of this Agreement any information regarding Localizer, including but not limited to Localizer's product, market, financial or other plans, product designs and any other information not known to the general public whether acquired or developed by Contractor during performance of this Agreement or obtained from Localizer employees; nor shall Contractor, either during or subsequent to the term of this Agreement, directly or indirectly disclose or publish any such information without prior written authorization from Localizer to do so. Unless otherwise specifically agreed to in writing, all information about and relating to projects under development by Localizer and/or parties doing work under contract to Localizer including the Services rendered hereunder by Contractor shall be considered Confidential information. Contractor acknowledges and agrees that all of the foregoing information is proprietary to Localizer, that such information is a valuable and unique asset of Localizer, and that disclosure of such information to third parties or unauthorized use of such information would cause substantial and irreparable injury to Localizer's ongoing business for which there would be no adequate remedy at law. Accordingly, in the event of any breach or attempted or threatened breach of any of the terms of this Paragraph 5, Contractor agrees that Localizer shall be entitled to seek injunctive and other equitable relief, without limiting the applicability of any other remedies.

6. Contractor shall return to Localizer any Localizer property that has come into his/her possession during the term of this Agreement, when and as requested to do so by Localizer and in all events upon termination of Contractor's engagement hereunder, unless Contractor receives written authorization from Localizer to keep such property. Contractor shall not remove any Localizer property from Localizer premises without written authorization from Localizer.

7. As part of this Agreement, and without additional compensation, Contactor acknowledges and agrees that any and all tangible and intangible property and work products, ideas, inventions, discoveries and improvements, whether or not patentable, which are conceived/developed/created/obtained or first reduced to practice by Contactor for Localizer in connection with the performance of the
Services (collectively referred to as the "Work Product"), including, without limitation, all technical notes, schematics, software source and object code, prototypes, breadboards, computer models, artwork sketches, designs, drawings, paintings, illustrations, computer generated artwork, animations, video, film, artistic materials, photographs, literature, methods, processes, voice recordings, vocal performances, narrations, spoken word recordings and unique character voices, shall be considered "works made for hire" and therefore all right, title and interest therein (including, without limitation, patents and copyrights) shall vest exclusively in Localizer. To the extent that all or any part of such Work Products does not qualify as a "work made for hire" under applicable law, Contactor without further compensation therfor does hereby irrevocably assign, transfer and convey in perpetuity to Localizer and its successors and assign the entire worldwide right, title, and interest in an to the Work Product including, without limitation, all patent rights, copyrights, mask work rights, trade secret rights and other proprietary rights therein. Such assignment includes the transfer and assignment to Localizer and its successors and assigns of any and all moral rights which Contractor may have in the Work Product. Contactor acknowledges and understands that moral rights include the right of an author: to be known as the author of a work; to prevent others from being named as the author of the works; to prevent others from falsely attributing to an author the authorship of a wok which he/she has not in fact created; to prevent others from making deforming changed in an author's works; to withdraw a published work from distribution if it no longer represents the views of the author; and to prevent others from using the work or the author's name in such a way as to reflect on his/her professional standing.

8. None of the Work Product is to be used by Contractor on any other project or with any other client except with Localizer's written consent. If any part of such Work Product is the work of a subcontractor employed by Contractor, then Contractor shall require such subcontractors to execute an assignment document so as to secure for Localizer exclusive ownership in such Work Product. In the event Contractor is unable to obtain exclusive ownership from such subcontractors, Contractor shall obtain a license for the benefit of Localizer. Contractor shall promptly thereafter deliver such originally executed assignment or license documents to Localizer.

9. With respect to all subject matter including ideas, processes, designs and methods which Contractor discloses or uses in the performance of the
Services: a) Contractor warrants that Contractor has the right to make disclosure and use thereof without liability or compensation to others; b) to the extent that Contractor has patent applications, patents or other rights in the subject matter, Contractor hereby grants Localizer, subsidiaries and affiliates a royalty-free, irrevocable world-wide, non-exclusive license to make, have made, sell, use and disclose such subject matter, excluding only such subject matter, if any, which is set forth in writing in Exhibit 1 and which is agreed to specifically by Localizer as being excluded from the grant; and c) Contractor agrees to defend indemnify and hold Localizer harmless from any claims, litigations. actions, damages or fees of any kind (including reasonable attorneys fees) arising from Localizers or Contractor's use or disclosure of subject matter which Contractor knows or reasonably should know others have rights in. except, however, for subject matter and the identity of others having rights therein that Contractor discloses to Localizer in writing before Localizer uses the subject matter.

[  REMAINDER  OF  THIS  PAGE  HAS  BEEN  INTENTIONALLY  LEFT  BLANK]

10. It is understood and agreed that in performing the Services for Localizer hereunder, Contractor shall act in the capacity of an independent contractor and not as an employee or agent of Localizer. Contractor agrees that it shall not represent itself as the agent or legal representative of Localizer for any purpose whatsoever. When Contractor is working on the premises of Localizer, Contractor shall observe the working hours, working rules, and security procedures established by Localizer. No right or interest in this Agreement shall be assigned by Contractor without the prior written permission of Localizer, and no delegation of the performance of the Services or other obligations owed by Contractor to Localizer shall be made without the prior written consent of Localizer. This Agreement shall be deemed to have been made and executed in the State of California and any dispute arising hereunder shall be resolved in accordance with the law of California. This Agreement may be amended, altered or modified only by an instrument in writing, specifying such amendment, alteration or modification, executed by both parties. This Agreement constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements. Nothing herein contained shall be binding upon the parties until this Agreement has been executed by an officer or agent of each and has been delivered to the parties.

Agreed  to  and  Accepted:

Localizer                                  Contractor


Signature                                  Signature
Date:  __________________________          Date:  __________________________

                                    EXHIBIT 1
1.     SERVICES
       --------
The  expected  completion  date  is  __________________

     DATE                  MILESTONES                         PAYMENTS
     ----                  ----------                         --------

___-___-9___               Signed  Contract                    $
___-___-9___
___-___-9___
___-___-9___
___-___-9___
___-___-9___
___-___-9___
___-___-9___
___-___-9___               Final  Delivery
* Dates listed above are for informational purposes only. Payment shall always be contingent upon timely delivery and acceptance of each milestone.

2.     PAYMENT
       -------
Contractor shall be paid for the Services in increments as set forth above after acceptance at each stage of the work performed. Anything to the contrary notwithstanding, the compensation for the Services performed hereunder shall not exceed $___________ without the express, written consent of___________________________________.

3.     EXPENSES
       --------
The following authorized expenditures are the maximum that Contractor shall be eligible to receive as a reimbursement. Contractor must produce receipts for all pre-approved expenses for which Localizer shall reimburse Contractor within fifteen (15) business days of receiving such receipts and expense reports. All expenses incurred by Contractor not specifically approved herein shall be the sole responsibility of Contractor.

AMOUNT          APPROVED  EXPENSES
------          ------------------




4.     PAYMENT  SCHEDULE
       -----------------
Localizer shall pay Contractor within fifteen (15) business days following the receipt of Contractor's invoice and the approved and accepted Work Product. All invoices must be sent to the designated representative set forth in Section 1 above, with a Xerox copy of that invoice to be forwarded to Localizer's Contract Administrator.


5.     INTELLECTUAL  PROPERTY  EXCLUSIONS
       ----------------------------------
The following includes all subject matter that is excluded from the grant set forth in Section 9(b):

     1.     None
     2.
     3.
     4.